Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2023
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue from Contracts with Customers

19. REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue from contracts with customers set out below is the disaggregation of the Group’s revenue from contracts with customers:

	Year ended December 31,
(In thousand Euros)	2023	2022	2021
Lines:
Sales of goods	129,416	136,372	69,105
Sales of services	14,353	7,813	2,474
Total	143,769	144,185	71,579
Geographical markets (*):
EMEA	116,929	120,619	66,872
NORAM	25,701	23,552	4,687
APAC	1,139	14	20
Total	143,769	144,185	71,579

(*) The differences between geographical markets information and the segment disclosures in the Note 7 comes from the intercompany eliminations.

There is no individual customer exceeding 10% of total revenues during 2023, 2022 or 2021.

Service revenue includes mainly installations services, software operation and maintenance.

The sale of installation services is always made in combination with the sale of a charger, although they are considered distinct performance obligations. Delivery of the charger and the installation services do not always happen at the same time, leading, in some cases, to chargers being delivered to customers with the installation pending. In this scenario, a contract liability is recognized when invoicing both services prior to rendering the installation services.

A contract liability is recognized if a payment is received or if a payment is due (whichever is earlier) from a customer before the Group transfers the related goods or services. Contract liabilities are recognized as revenue when the Group performs under the contract (i.e., transfers control of the related goods or services to the customer).